UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2023

Murphy Canyon Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41245	87-3272543
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4995 Murphy Canyon Road, Suite 300, San Diego, California	92123
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 760-471-8536

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Unit, Each consisting of one share of Class A Common Stock and one Redeemable Warrant	MURFU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	MURF	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of 11.50$	MURFW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 20, 2023, Murphy Canyon Acquisition Corp. (the “Company,”) held a special meeting of stockholders (the “Special Meeting”). On August 2, 2023, the record date for the Special Meeting, there were 2,941,782 issued and outstanding shares Class A common stock and 3,306,250 issued and outstanding shares of Class B common stock entitled to be voted at the Special Meeting. At the Special Meeting, 5,806,266 shares of common stock of the Company entitled to vote at the Special Meeting were represented in person or by proxy.

The Company’s stockholders voted on the following proposals at the Special Meeting, each of which was approved. Class A and Class B common stockholders of record were each entitled to one vote for each share held on all proposals. The final vote tabulation for each proposal is set forth below.

1.	The Business Combination Proposal – to approve the business combination (the “Business Combination”) described in the proxy statement/prospectus dated August 11, 2023, as amended and supplemented, including the Agreement and Plan of Merger, dated as of November 8, 2022 and as amended on January 27, 2023 and May 11, 2023 (the “Merger Agreement”), by and among the Company, Conduit Pharmaceuticals Limited, a Cayman Islands exempted company (“Conduit”) and Conduit Merger Sub, Inc., a Cayman Islands exempted company and a wholly-owned subsidiary of the Company (“Merger Sub”), which, among other things, provides for the merger of Merger Sub with and into Conduit, with Conduit surviving the merger as a wholly-owned subsidiary of the Company. The votes cast were as follows:

Votes For	Votes Against	Abstentions
2,320,424 (Class A Common Stock)	179,588 (Class A Common Stock)	4 (Class A Common Stock)
3,306,250 (Class B Common Stock)	0 (Class B Common Stock)	0 (Class B Common Stock)

2.	The Charter Proposals – to adopt amendments to the Company’s amended and restated certificate of incorporation currently in effect. The votes cast were as follows:

Charter Amendment Proposal A – change the name of the public entity from “Murphy Canyon Acquisition Corp.” to “Conduit Pharmaceuticals Inc.”

Votes For	Votes Against	Abstentions
2,320,424 (Class A Common Stock)	179,588 (Class A Common Stock)	4 (Class A Common Stock)
3,306,250 (Class B Common Stock)	0 (Class B Common Stock)	0 (Class B Common Stock)

Charter Amendment Proposal B – provide for one class of authorized common stock

Votes For	Votes Against	Abstentions
2,320,424 (Class A Common Stock)	179,588 (Class A Common Stock)	4 (Class A Common Stock)
3,306,250 (Class B Common Stock)	0 (Class B Common Stock)	0 (Class B Common Stock)

Charter Amendment Proposal C – delete the various provisions in the Company’s current amended and restated certificate of incorporation applicable only to special purpose acquisition corporations

Votes For	Votes Against	Abstentions
2,320,414 (Class A Common Stock)	179,598 (Class A Common Stock)	4 (Class A Common Stock)
3,306,250 (Class B Common Stock)	0 (Class B Common Stock)	0 (Class B Common Stock)

Charter Amendment Proposal D – increase the number of authorized shares of common stock to 250,000,000

Votes For	Votes Against	Abstentions
2,320,414 (Class A Common Stock)	179,598 (Class A Common Stock)	4 (Class A Common Stock)
3,306,250 (Class B Common Stock)	0 (Class B Common Stock)	0 (Class B Common Stock)

Charter Amendment Proposal E – fix the number of directors at seven, a majority of whom shall be independent directors in accordance with The Nasdaq Stock Market LLC’s (“Nasdaq”) requirements

Votes For	Votes Against	Abstentions
2,088,763 (Class A Common Stock)	179,588 (Class A Common Stock)	231,665 (Class A Common Stock)
3,306,250 (Class B Common Stock)	0 (Class B Common Stock)	0 (Class B Common Stock)

Charter Amendment Proposal F – require that stockholders only act at annual and special meetings of the corporation and not by written consent

Votes For	Votes Against	Abstentions
1,346,144 (Class A Common Stock)	622,424 (Class A Common Stock)	531,448 (Class A Common Stock)
3,306,250 (Class B Common Stock)	0 (Class B Common Stock)	0 (Class B Common Stock)

3.	The Advisory Charter Amendment Proposals - to consider and vote upon, on a non-binding advisory basis, certain governance provisions in the proposed charter of the combined company following the Business Combination (“New Conduit”). The votes cast were as follows:

Votes For	Votes Against	Abstentions
2,088,763 (Class A Common Stock)	179,588 (Class A Common Stock)	231,665 (Class A Common Stock)
3,306,250 (Class B Common Stock)	0 (Class B Common Stock)	0 (Class B Common Stock)

4.	The Director Election Proposal – to elect Freda Lewis-Hall, David Tapolczay, James Bligh, Faith L. Charles, Chele Chiavacci Farley, Jennifer I. McNealey, and Andrew Regan who, upon consummation of the Business Combination, will be the directors of New Conduit. The votes cast were as follows:

Votes For	Votes Against	Abstentions
2,088,763 (Class A Common Stock)	179,588 (Class A Common Stock)	231,665 (Class A Common Stock)
3,306,250 (Class B Common Stock)	0 (Class B Common Stock)	0 (Class B Common Stock)

5.	The Incentive Plan Proposal – to consider and vote upon a proposal to approve the Conduit Pharmaceuticals Inc. 2023 Stock Incentive Plan. The votes were cast as follows:

Votes For	Votes Against	Abstentions
2,320,424 (Class A Common Stock)	179,588 (Class A Common Stock)	4 (Class A Common Stock)
3,306,250 (Class B Common Stock)	0 (Class B Common Stock)	0 (Class B Common Stock)

6.	The Nasdaq Proposal – to consider and vote upon a proposal to approve the issuance of New Conduit common stock and warrants to purchase New Conduit common stock, par value $0.0001 per share, in a private placement. The votes cast were as follows:

Votes For	Votes Against	Abstentions
2,320,424 (Class A Common Stock)	179,588 (Class A Common Stock)	4 (Class A Common Stock)
3,306,250 (Class B Common Stock)	0 (Class B Common Stock)	0 (Class B Common Stock)

7.	The Adjournment Proposal – to consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if the Company does not have sufficient proxies to approve one or more of the foregoing proposals. The votes cast were as follows:

Votes For	Votes Against	Abstentions
2,320,414 (Class A Common Stock)	179,598 (Class A Common Stock)	4 (Class A Common Stock)
3,306,250 (Class B Common Stock)	0 (Class B Common Stock)	0 (Class B Common Stock)

Item 8.01 Other Events

On September 20, 2023, the Company issued a press release announcing, among other things, the results of the Special Meeting, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein. The press release disclosed that, in connection with the Business Combination, 2,129,662 shares of Class A common stock were redeemed.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated September 20, 2023
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements regarding, among other things, the plans, strategies and prospects, both business and financial, of the Company. These statements are based on the beliefs and assumptions of the management of the Company. Although the Company believes that their plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, the Company cannot assure you that it will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends” or similar expressions. The forward-looking statements are based on projections prepared by, and are the responsibility of, the Company’s management. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of the Company, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. New risk factors that may affect actual results or outcomes emerge from time to time and it is not possible to predict all such risk factors, nor the Company assess the impact of all such risk factors on its business, or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements, which speak only as of the date hereof. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. The Company prior to the Business Combination, and the combined company following the Business Combination, undertake no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MURPHY CANYON ACQUISITION CORP.

Date: September 20, 2023	By:	/s/ Jack Heilbron
	Name:	Jack K. Heilbron
	Title:	Chief Executive Officer